UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

FingerMotion, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-196503	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2105, 21/F, Office Tower, Langham Place 8 Argyle Street, Mongkok, Hong Kong
(Address of Principal Executive Offices)

+13233150322

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On November 3, 2017, our board of directors dismissed Weinberg and Company, P.A. (“Weinberg”), as the independent registered public accounting firm of FingerMotion, Inc. (the “Company”).

Weinberg's report on the financial statements for the fiscal years ended February 28, 2017 and February 29, 2016, the last reports issued by Weinberg, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than an explanatory paragraph as to a going concern.

During the fiscal the years ended February 28, 2017 and February 29, 2016, and in the subsequent interim period through November 3, 2017, the date of termination of Weinberg, (a) there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided a copy of the disclosures contained herein to Weinberg on November 3, 2017, and requested Weinberg to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Weinberg agrees with the above disclosures. A copy of M Weinberg’s response letter is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On November 3, 2017, our board of directors approved the engagement of Centurion ZD CPA Limited (“Centurion”), as the Company’s new independent registered public accounting firm.

Centurion was previously engaged by the Company’s Hong Kong subsidiary, Finger Motion Company Limited, a Hong Kong corporation (“FMCL”) to audit the financial statements of FMCL.

During the Company’s most recent fiscal year end and any subsequent interim period preceding the engagement of Centurion, neither the Company nor anyone acting on our behalf, has consulted with Centurion regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and Weinberg as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

16.1    Letter from Weinberg and Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FingerMotion, Inc.

Date: November 8, 2017	By:	/s/ Wong H’Sien Loong
Name: Wong H’Sien Loong
Title: Chief Executive Officer